SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) - August 19, 2003

                                    QNB CORP.
             (Exact name of registrant as specified in its charter)




       Pennsylvania                     23-2318082             23-2318082
----------------------------        ------------------    ----------------------
(State or other jurisdiction        (Commission File         (IRS Employer
  of incorporation)                      Number)          Identification Number)




           10 North Third Street
             P.O. Box 9005
       Quakertown, Pennsylvania                               18951-9005
----------------------------------------                     ------------
(Address of principal executive offices)                      (Zip Code)




        Registrant's telephone number including area code:(215) 538-5600
                                                          --------------



                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)








                     Page 1 of 6 Sequentially Numbered Pages
                        Index to Exhibits Found on Page 4

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Item 1.  Changes in Control of Registrant.

                  Not Applicable.

Item 2.  Acquisition or Disposition of Assets.

                  Not Applicable.

Item 3.  Bankruptcy or Receivership.

                  Not Applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

                  Not Applicable.

Item 5.  Other Events.

                  On August 19, 2003, the Registrant's Board of Directors declared a quarterly cash dividend of $0.33 per share, and approved and adopted an amendment to the Corporation's Articles of Incorporation. The Amendment changes the par value per share of the Registrant's common stock from $1.25 per share to $0.625 per share and increases the authorized shares of the Registrant's common stock from 5,000,000 to 10,000,000 shares, thereby effectuating a two for-one split of the Registrant's common stock; and, on August 19, 2003, the Registrant issued a press release announcing the quarterly cash dividend and the two-for-one stock split, which press release is attached as Exhibit 99 hereto and incorporated herein by reference.

Item 6.  Resignations of Registrant's Directors.

                  Not Applicable.

Item 7.  Financial Statements and Exhibits.

                  (a) Not Applicable.

                  (b) Not Applicable.

                  (c) Exhibits:

                      99 Press Release, of Registrant, dated August 19, 2003,
                         re. quarterly cash dividend and two-for-one stock split.

Item 8.     Change in Fiscal Year.

                  Not Applicable.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               QNB CORP.
                                              (Registrant)


Dated: August 19, 2003                        /s/  Thomas J. Bisko
                                              ------------------------------
                                              Thomas J. Bisko, President and
                                              Chief Executive Officer

                                  EXHIBIT INDEX


                                                                  Page Number
                                                                 in Manually
Exhibit                                                        Signed Original
--------                                                       ---------------

   99    Press Release, dated August 19, 2003, of Registrant
         re: quarterly cash dividend and two-for-one stock split